UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 16, 2018

IMMUNOCELLULAR THERAPEUTICS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-35560	93-1301885

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30721 Russell Ranch Road, Suite 140 West Lake Village, California 91362

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 264-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 16, 2018, ImmunoCellular Therapeutics, Ltd. (the “Company”) received notice from the NYSE American LLC (“NYSE American” or the “Exchange”) that it has determined to commence proceedings to delist the Company’s Common Stock (NYSE American: IMUC) and Listed Common Stock Warrants (NYSE American: IMUC.WS) from the Exchange. Trading in the Company’s securities on NYSE American has been suspended.

The NYSE American determined that the Company is no longer suitable for listing pursuant to Section 1003 of the NYSE American Company Guide, due to the abnormally low trading price of its Common Stock. Under the NYSE delisting procedures, the Company has a right to a review of this determination by a Committee of the Board of Directors of the NYSE. The Company has determined not to seek this review. The NYSE American is expected to apply to the Securities and Exchange Commission to delist the Company’s Common Stock and Listed Common Stock Warrants upon completion of all applicable procedures. The Company anticipates its Common Stock will be quoted on the OTC Markets.

On October 17, 2018, the Company issued a press release announcing the Company’s receipt of the notice of noncompliance with the NYSE American continued listing standards. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K contains certain forward-looking statements, including statements regarding the Company’s intentions and current expectations concerning, among other things, the NYSE American’s efforts to delist the Company’s Common Stock and Listed Common Stock Warrants from the NYSE American, the Company’s intention to deregister its Common Stock and Listed Common Stock Warrants under the Exchange Act of 1934, as amended, and the quotation of the Company’s securities on the OTC Markets. Forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, including the availability of resources to continue to develop the Company’s product candidates and the uncertain timing of completion and success of clinical trials. Additional risks and uncertainties are described under the heading “Risk Factors” in the Company’s quarterly report on Form 10-Q for the period ended June 30, 2018 and subsequent filings with the SEC. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description

99.1	Press Release, dated October 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2018	IMMUNOCELLULAR THERAPEUTICS, LTD.

	By:	/s/ Gary Titus
Gary Titus
Chairman of the Board of Directors